Exhibit 4.6

FOURTH AMENDED AND RESTATED

VOTING AGREEMENT

This Fourth Amended and Restated Voting Agreement dated as of November 7, 2011 (this “Agreement”) is made by and among BIND Biosciences, Inc., a Delaware corporation (the “Company”); the persons and entities listed on Schedule A (each a “Purchaser” and collectively, the “Purchasers”); Omid Farokhzad, Paul Goldenheim and Robert S. Langer, Jr. (each, a “Founder,” and collectively, the “Founders”); the persons listed on Schedule B (collectively, the “Executive Officers”); and the persons listed on Schedule C (the “Other Stockholders”). The Purchasers, the Founders, the Executive Officers and the Other Stockholders are (together with and any other persons or entities that become parties to this Agreement after the date hereof in accordance with Section 12.8 or 12.9 hereof) referred to in this Agreement individually as a “Stockholder” and collectively as the “Stockholders.”

WHEREAS, the Company, the Founders, the Executive Officers, the Other Stockholders and certain of the Purchasers (the “Prior Purchasers”), are parties to a Third Amended and Restated Voting Agreement dated as of June 14, 2010 (the “Former Voting Agreement”);

WHEREAS, the Company and certain of the Purchasers (the “Series D Investors”) are parties to the Series D Preferred Stock Investment Agreement and Series BRN Preferred Stock Investment Agreement dated as of October 27, 2011 (the “Purchase Agreement”) pursuant to which the Series D Investors have agreed to purchase shares of the Company’s Series D Convertible Preferred Stock, $0.0001 par value per share (the “Series D Preferred Stock”) and shares of the Company’s Series BRN Convertible Preferred Stock, $0.0001 par value per share (the “Series BRN Preferred Stock”);

WHEREAS, the Series D Investors have made it a condition precedent to their purchase of shares of Series D Preferred Stock and Series BRN Preferred Stock pursuant to the Purchase Agreement that the Former Voting Agreement be amended and restated in its entirety as set forth herein; and

WHEREAS, the Company and the undersigned Prior Purchasers and Founders have the power to amend and restate the Former Voting Agreement as set forth herein pursuant to Section 9.5 thereof, such amendment and restatement to be binding on all parties to the Former Voting Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Former Voting Agreement is hereby amended and restated in its entirety as set forth herein.

1. Voting of Shares.

1.1 Board of Directors. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to:

(a) fix the number of directors of the Company at ten (10);

(b) elect the following persons as directors: (i) one person designated by Polaris Venture Partners IV, L.P. or an Affiliated Entity (as defined in Section 8.2) thereof (“Polaris”), who shall initially be Amir Nashat (the “Polaris Director”); (ii) one person designated by Flagship Ventures Fund 2004, L.P. or an Affiliated Entity thereof (“Flagship”), who shall initially be Noubar Afeyan (the “Flagship Director”); (iii) one person designated by ARCH Venture Fund VII, L.P. (“ARCH”) or an Affiliated Entity thereof (the “ARCH Director”), which seat shall initially be vacant; (iv) one person designated by DHK Investments, LLC (“DHK”), who may only be David H. Koch (“Koch”); (v) two directors each designated by a majority of the Founders, who shall initially be Omid Farokhzad and Robert S. Langer, Jr.; (vi) the person who shall serve from time to time as the chief executive officer of the Company, initially Scott Minick; (vii) one person designated by RUSNANO, an open joint stock company organized and existing under the laws of the Russian Federation (“RUSNANO”), who must be either a member of RUSNANO’s executive board or an experienced global pharmaceutical executive with predefined qualification requirements consistent with those applied in relation to the other members of the Board of Directors and who shall initially be Yuriy Udaltsov (the “RUSNANO Director”) and (viii) two persons not otherwise Affiliates of the Company and designated by a majority of the other directors (the “Outside Directors”), one of whom shall initially be Peter Barton Hutt, and the other of which seats shall initially be vacant; and

(c) remove any director at the request of the party or parties entitled to designate such director.

For avoidance of doubt, DHK shall not be obligated to designate Koch for election as a director. For so long as DHK shall have a right hereunder to designate Koch for election as a director, in the event that DHK shall not have so designated Koch for election, the seat on the Board of Directors of the Company (the “Board of Directors”) that would otherwise be occupied by Koch shall remain vacant, and neither the Company nor any Stockholder shall take any action to fill such vacancy without the written authorization of DHK.

For avoidance of doubt, ARCH shall not be obligated to designate a director. For so long as ARCH shall have a right hereunder to designate a director, in the event that ARCH shall not have so designated any individual, the Board of Directors seat that would otherwise be occupied by an ARCH Director shall remain vacant, and neither the Company nor any Stockholder shall take any action to fill such vacancy without the written authorization of ARCH.

Each director appointed pursuant to Section 1.1(b)(i), Section 1.1(b)(ii), Section 1.1(b)(iii), Section 1.1(b)(iv) or Section 1.1(b)(vii) shall be referred to herein as a “Preferred Director” and collectively as the “Preferred Directors.”

1.2 Observer Rights.

(a) As long as NanoDimension L.P. (“NanoDimension”) holds not less than 500,000 shares of Common Stock (as defined below) (including shares of Common Stock issuable upon conversion of Preferred Stock (as defined below)) subject to appropriate

2

adjustment for all stock splits, dividends, combinations, recapitalizations and similar events, the Company shall (i) invite a representative of NanoDimension (the “NanoDimension Observer”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and (ii) shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that any such representative shall agree in writing to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Stockholder or its representative is a competitor of the Company.

(b) If at any time prior to the termination of this Section 1, Polaris, Flagship, ARCH, DHK or RUSNANO shall (i) not have a designation right pursuant to Section 1.1 (or, in the case of DHK, shall not have or shall not then be exercising its designation right pursuant to Section 1.1), and (ii) hold not less than 500,000 shares (or, in the case of DHK, 165,000 shares) of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock), subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and similar events, the Company shall (A) invite a representative of such Stockholder to attend all meetings of its Board of Directors in a nonvoting observer capacity and (B) give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that any such representative shall agree in writing to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Stockholder or its representative is a competitor of the Company.

(c) As long as Peter Doelger (“Doelger”) and Dimitris J. Bertsimas (“Bertismas”) collectively hold not less than 165,000 shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and similar events, the Company shall (i) invite a representative of such Stockholders to attend all meetings of its Board of Directors in a nonvoting observer capacity, provided that such representative may only be Peter Doelger, and (ii) shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that any such representative shall agree in writing to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Stockholder or its representative is a competitor of the Company.

(d) As long as Endeavour II L.P. (“Endeavour”), Gerald W. Blakeley, Jr. and Gerald W. Blakeley, III (collectively, “Blakeley”) and D2 Investment LLC (“D2 Investment”) collectively hold not less than 165,000 shares of Common Stock (including

3

shares of Common Stock issuable upon conversion of Preferred Stock) subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and similar events, the Company shall (i) invite a representative of Endeavour, Blakeley or D2 Investment (such representative to be designated for each meeting by Endeavour, Gerald W. Blakeley, III or D2 Investment in a rotating fashion) to attend each meeting of its Board of Directors in a nonvoting observer capacity, and (ii) shall give Gerald W. Blakeley, Jr., Gerald W. Blakeley, III and the representatives of each of Endeavour and D2 Investment copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that each such person shall agree in writing to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude any such person from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Stockholder or its representative is a competitor of the Company.

1.3 CEO Director. In the event that the person serving pursuant to Section 1.1(b)(vi) above ceases to be Chief Executive Officer of the Company, such person agrees to resign from the Board of Directors on the date such person ceases to be the Chief Executive Officer.

1.4 Compensation Committee. The Board of Directors shall appoint a Compensation Committee consisting of the Polaris Director, the Flagship Director, the ARCH Director, and one Outside Director to determine compensation for the officers and directors of the Company, including option grants or other equity compensation.

1.5 Voting Agreement Regarding Certain Other Matters. With respect to any action or failure to act which would require the consent, affirmative vote, waiver, approval or execution of any instrument or agreement by stockholders or Purchasers holding a minimum specified portion of the outstanding shares of the Company’s Series C Convertible Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock”) (whether such requirement is set forth in the Certificate of Incorporation or the By-laws of the Company, in one or more agreements to which the Purchasers are parties, under applicable law or otherwise) (each such specified portion, a “Series C Voting Threshold”), each of Doelger, the Doelger Family 2006 Trust FBO Emily M. Doelger, the Doelger Family 2006 Trust FBO Matthew Doelger and the Hee-Jean Kim 2007 Trust (collectively, the “Doelger Group”) and Bertsimas agrees as follows: (i) with respect to any such action or failure to act for which affirmative votes, consents, waivers, approvals or executed instruments or agreements, as the case may be, have been duly provided by Purchasers (excluding the Doelger Group and Bertsimas) holding such number of shares of capital stock as would, but for the fact that the shares of capital stock issued to the Doelger Group and Bertsimas are issued and outstanding and held by any member of the Doelger Group or Bertsimas (and assuming that such shares of capital stock would not otherwise be outstanding), equal or exceed the applicable Series C Voting Threshold (each, a “Trigger Amount”), each member of the Doelger Group and Bertsimas hereby agrees to vote its shares in favor of, or execute such consents, waivers, approvals, instruments or agreements, as applicable, as shall be necessary to permit or effect, such action or failure to act, as the case may be, and (ii) with respect to any such action or failure to act for which the affirmative vote, waiver or approval has not been obtained from Purchasers (excluding the Doelger Group and Bertsimas)

4

holding the applicable Trigger Amount, each member of the Doelger Group and Bertsimas hereby agrees to refrain from voting its shares in favor of, and refrain from executing any consents, waivers, approvals, instruments or agreements, as applicable, that would permit or effect such action or failure to act, as the case maybe.

1.6 Board of Directors and Internal Audit Commission of the Project Company. In any and all elections of directors or internal audit commission members of BIND (RUS) LLC, a controlled subsidiary of the Company (the “Project Company”), whether at a meeting or by written consent in lieu of a meeting, the Company, as the controlling participant of the Project Company, shall vote or cause to be voted all shares of capital stock of the Project Company owned by it, or over which it has voting control, so as to:

(a) fix the number of directors of the Project Company at five (5).

(b) elect the following persons as directors of the Project Company:

(i) prior to the purchase by a Co-Investor (as defined in the Purchase Agreement) of shares of Series BRN Preferred pursuant to the Purchase Agreement, two (2) directors designated by RUSNANO, who shall initially be Vasiliy Kostyanovskiy and Leysan Shaydullina;

(ii) from and after the purchase by a Co-Investor of shares of Series BRN Preferred pursuant to the Purchase Agreement, one (1) director designated by RUSNANO and, for so long as a Co-Investor holds and has sole beneficial ownership of all of the shares of Series BRN Preferred Stock purchased by it under the Purchase Agreement, one (1) director designated by the Co-Investor; and

(iii) three (3) directors designated by the Board of Directors, who shall initially be Jeff Hrkach, Scott Minick and Robert Rosen.

(c) appoint or cause to be appointed one of the directors designated pursuant to Section 1.6(b)(iii) as the Chairperson of each board meeting of the Project Company.

(d) appoint or cause to be appointed one of the directors designated by RUSNANO pursuant to Sections 1.6(b)(i) or 1.6(b)(ii) as the Secretary of each board meeting of the Project Company at which an action requiring the unanimous consent of the directors of the Project Company is taken.

(e) appoint or cause to be appointed to the internal audit commission of the Project Company one (1) nominee designated by RUSNANO, provided that such nominee shall not be a member of the board of directors of the Project Company.

(f) appoint or cause to be appointed to the internal audit commission of the Project Company two (2) nominees designated by the Board of Directors, provided that such nominees shall not be members of the board of directors of the Project Company.

(g) remove any director of the Project Company at the request of the party or parties entitled to designate such director pursuant to Section 1.6(b) above.

5

(h) Notwithstanding anything to the contrary herein, this Section 1.6 shall terminate and be of no further force and effect on the earliest date on which RUSNANO (or a controlled affiliate that is a permitted transferee pursuant to Section 8.3) no longer holds and has sole beneficial ownership of all of the shares of Series BRN Preferred Stock purchased by it under the Purchase Agreement, whether as a result of any transfer, sale, conversion or redemption or otherwise.

2. Shares. “Shares” shall mean and include any and all shares of (i) the Company’s common stock, $0.0001 par value per share (the “Common Stock”), (ii) the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), the Company’s Series B Convertible Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), the Series C Preferred Stock, the Company’s Series C-1 Convertible Preferred Stock, $0.0001 par value per share (the “Series C-1 Preferred Stock”), and the Series D Preferred Stock (collectively, the “Preferred Stock”), (iii) the Series BRN Preferred Stock and (iv) any other series and classes of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Stockholder, however acquired, including in connection with stock splits, stock dividends, and the exercise of options or conversion or exchange of convertible securities.

3. Drag-Along Right.

3.1 Definitions. A “Sale of the Company” shall mean either: (a) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”); or (b) a transaction or series of related transactions regarded as a liquidation, dissolution or winding up of the affairs of the Company under Section 3.2 of Article Fourth of the Company’s Certificate of Incorporation, as may be amended from time to time (the “Company Charter” and such transaction or series of related transactions, a “Liquidation Event”)).

3.2 Actions to be Taken. In the event that: (i) the holders of at least sixty percent (60%) of the shares of Common Stock then issued or issuable upon conversion of the shares of Preferred Stock, voting together as a single class, and (ii) the holders of at least sixty percent (60%) of the then outstanding shares of Common Stock (collectively, the “Selling Stockholders”) approve a Sale of the Company in writing, specifying that this Section 3 shall apply to such transaction, then each Stockholder hereby agrees:

(a) if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all such Shares in favor of, and adopt, such Sale of the Company (together with any related amendment to the Company Charter required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

6

(b) if such transaction is a Stock Sale, to sell the same proportion of Shares beneficially held by such Stockholder as is being sold by the Selling Stockholders to the person to whom the Selling Stockholders propose to sell their Shares, and, except as permitted in Section 3.3 below, on the same terms and conditions as the Selling Stockholders;

(c) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Stockholders in order to carry out the terms and provision of this Section 3, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents;

(d) not to deposit, and to cause their Affiliated Entities not to deposit, except as provided in this Agreement, any Shares owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquiror in connection with the Sale of the Company;

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company; and

(f) if the consideration to be paid in exchange for the Shares pursuant to this Section 3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

3.3 Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Section 3.2 above in connection with any proposed Sale of the Company (the “Proposed Sale”) unless:

(a) any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including but not limited to representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the

7

Stockholder in accordance with their respective terms and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(b) the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);

(c) the liability for indemnification, if any, of such Stockholder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company in connection with such Proposed Sale, is several and not joint with any other person or entity (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders), and is pro rata in proportion to the amount of consideration paid to such Stockholder in connection with such Proposed Sale (in accordance with the provisions of the Company Charter);

(d) liability shall be limited to such Stockholder’s applicable share (determined based on the respective proceeds payable to each Stockholder in connection with such Proposed Sale in accordance with the provisions of the Company Charter) of a negotiated aggregate indemnification amount that applies equally to all Stockholders but that in no event exceeds the amount of consideration otherwise payable to such Stockholder in connection with such Proposed Sale, except with respect to claims related to fraud by such Stockholder, the liability for which need not be limited as to such Stockholder;

(e) upon the consummation of the Proposed Sale, (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Series BRN Preferred Stock will receive the same amount of consideration per share of such series as is received by other holders in respect of their shares of such same series, (iv) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (v) the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a liquidation, dissolution or winding up of the affairs of the Company (assuming for this purpose that the Proposed Sale is a liquidation, dissolution or winding up of the affairs of the Company) in accordance with the Company Charter in effect immediately prior to the Proposed Sale; and

8

(f) subject to clause (e) above, requiring the same form of consideration to be available to the holders of any single class or series of capital stock, and if any holders of any capital stock of the Company are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all holders of such capital stock will be given the same option.

4. Manner of Voting. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

5. Termination. Sections 1, 3 and 4 of this Agreement shall terminate in their entirety on the earliest to occur of (i) the closing of the Company’s first public offering pursuant to a registration statement under the Act (an “IPO”), (ii) the closing of a Sale of the Company, or (iii) such time as less than 2,200,000 shares of Preferred Stock remain outstanding, subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and similar events.

6. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 12.5 hereof. Nothing in this Section 6 shall be construed as limiting the provisions of Section 5 or 12.5 hereof.

7. Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE REGISTERED OWNER OF THIS CERTIFICATE, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY. THE COMPANY WILL FURNISH A COPY OF THIS AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

8. Transfers of Rights.

8.1 Any transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder, and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

8.2 Notwithstanding anything to the contrary herein, any Purchaser (other than RUSNANO) which is a partnership, limited liability company or joint stock company may transfer rights granted to such Purchaser hereunder to any partner, affiliated fund or member thereof, or to any entity or person that controls, or is controlled by, or is under common control with, such Purchaser (an “Affiliate” or “Affiliated Entity”) to which Shares are transferred and which delivers to the Company a written instrument in accordance with Section 8.1. In the event

9

of such transfer, such Affiliated Entity shall be deemed a Purchaser and may again transfer such rights to any other person or entity that acquires Shares in accordance with, and subject to, the provisions of this Section 8.

8.3 Notwithstanding anything to the contrary herein, RUSNANO may transfer all, but not less than all, rights granted to RUSNANO hereunder to any entity that is controlled by RUSNANO, an open joint stock company organized and existing under the laws of the Russian Federation, to which all Shares held by RUSNANO are transferred and which delivers to the Company a written instrument in accordance with Section 8.1; in the event of such transfer, such transferee shall be deemed a “Purchaser” and “RUSNANO” hereunder and may again transfer such rights to any other entity controlled by RUSNANO, an open joint stock company organized and existing under the laws of the Russian Federation, that acquires all such Shares and rights in accordance with, and subject to, the provisions of this Section 8.

9. Reimbursement of Expenses. The Company shall pay the reasonable out-of-pocket expenses of all the directors (other than directors who are employees of the Company, who shall be reimbursed in accordance with the Company’s employee travel policies) and any Board of Directors observers appointed pursuant to Section 1.2 in attending meetings of the Board of Directors and committees thereof (including travel, room and board).

10. Call Option. Provided that there is no unremedied KPI Failure (as defined in the Purchase Agreement) with respect to any Additional Closing (as defined in the Purchase Agreement), the Company shall have the right to require each holder of outstanding shares of Series BRN Preferred Stock to sell to the Company all (but not less than all) of its shares of Series BRN Preferred Stock (the “Call Option”) under the following terms and conditions:

10.1 At any time on or after the fourth (4th) anniversary of the Initial Closing Date (as defined in the Purchase Agreement), the Company shall have the right to exercise the Call Option in the manner set forth in Section 10.3 below at a per share purchase price equal to an amount that would yield a twenty percent (20%) internal rate of return on the original purchase price paid by such holder for the shares of Series BRN Preferred Stock subject to the Call Option (the “IRR Exercise Price”). For purposes hereof, “internal rate of return” means the discount rate at which the net present value of the Original Issue Price (as defined in the Company Charter) of the Series BRN Preferred Stock is equal to the net present value of the purchase price to be paid upon exercise of the Call Option and all dividends paid with respect to a share of Series BRN Preferred from the original date of issuance and shall be calculated using the XIRR function in the most recent version of Microsoft Excel (or if such program is no longer available, such other software program for calculating IRR reasonably proposed by the Company).

10.2 At any time after any holder of Series BRN Preferred Stock:

(a) fails to purchase the minimum number of shares such holder is required to purchase at any Additional Closing (excluding, for the avoidance of doubt, any purchase of Second Closing Remaining Shares, Third Closing Remaining Shares or Fourth Closing Remaining Shares (as each such term is defined in the Purchase Agreement)) after the satisfaction or waiver of the conditions set forth in Section 4.2 of the Purchase Agreement (other than Section 4.2(e) of the Purchase Agreement) in accordance with the Purchase Agreement other than due to (i) a KPI Failure, (ii) an IPO or (iii) the closing of a Sale of the Company; or

10

(b) breaches any of its material obligations under the Financing Agreements (as defined in the Purchase Agreement) (including, for example, failing to assign ownership of any inventions made within the Project Company to the Company or failing to convert its shares of Series BRN Preferred Stock in accordance with the Company Charter), which breach remains uncured for a period of thirty (30) days after such breach and provided, however, that the Company is not then itself in breach of its obligations under the applicable Financing Agreement(s);

the Company shall have the right to exercise the Call Option at any time within two (2) months of such failure to purchase or breach (provided that such two (2) month period shall commence on the date of delivery of written notice of such breach) with respect to all of the shares of Series BRN Preferred Stock held by such holder as of immediately prior to such failure to purchase or breach or as of the date of the Exercise Notice (whichever is greater), at a per share purchase price of $6.00 (as adjusted for all stock splits, dividends, combinations, recapitalizations and the like affecting the Series BRN Preferred Stock) (the “Minimum Exercise Price” and together with the IRR Exercise Price, the “Exercise Price”).

10.3 If, at any time after the Initial Closing Date, a statute, rule, regulation, order, or interpretation shall have been enacted, entered or deemed applicable by any domestic or foreign government or governmental or administrative agency or court which would make the transactions contemplated by the Purchase Agreement or the other Financing Agreements illegal and each of the conditions to the obligations of RUSNANO and any Co-Investor set forth in Sections 4.2(a), (b), (c) and (d) of the Purchase Agreement, if applicable, have been satisfied, the Company shall have the right to exercise the Call Option in the manner set forth in Section 10.4 below at a per share purchase price equal to the Minimum Exercise Price

10.4 The Call Option shall be exercisable by the Company only by delivery of a written exercise notice stating the applicable Exercise Price (the “Exercise Notice”) to the holders of the Series BRN Preferred Stock. Upon delivery of an Exercise Notice, the holders of the Series BRN Preferred Stock shall be obligated to sell all but not less than all of their shares of Series BRN Preferred Stock (and to promptly deliver any certificates representing the same, duly endorsed or accompanied by an executed stock power) to the Company, and the Company shall be obligated to purchase such shares from the holders of the Series BRN Preferred Stock, in the manner and at the price contemplated in this Section 10. On a date (the “Settlement Date”) that is within ten (10) business days after receipt of an Exercise Notice, the Company shall pay to the relevant holder the applicable Exercise Price determined in accordance with Sections 10.1, 10.2 or 10.3. Such payment may be effected in cash or by certified or official bank check or wire transfer to an account designated by the holders of the Series BRN Preferred Stock in writing.

11. Series BRN Preferred Stock Voting Right. For so long as RUSNANO (or a controlled affiliate that is a permitted transferee pursuant to Section 8.3) owns of record and beneficially all of the shares of Series BRN Preferred Stock purchased by RUSNANO under the Purchase Agreement, with respect to any action or failure to act which would require the consent, affirmative vote, waiver, approval or execution of any instrument or agreement by the

11

holders of a minimum specified portion of the outstanding shares of the Company’s Series BRN Preferred Stock (excluding, for the avoidance of doubt, any other shares of capital stock of the Company), including, for the avoidance of doubt, the exercise of the redemption right set forth in Section 3.5 of the Company Charter, other than with respect to (a) the right to designate a director as set forth in Section 1.6(b) (whether such requirement is set forth in the Company Charter, in this Agreement or in one or more of the other Financing Agreements), each holder of shares of Series BRN Preferred Stock agrees as follows: (i) with respect to any such action or failure to act for which affirmative votes, consents, waivers, approvals or executed instruments or agreements, as the case may be, have been duly provided by RUSNANO, each such holder of the Series BRN Preferred Stock hereby agrees to vote its shares of the Series BRN Preferred Stock in favor of, or execute such consents, waivers, approvals, instruments or agreements, as applicable, as shall be necessary to permit or effect, such action or failure to act, as the case may be, in the same manner as RUSNANO and (ii) with respect to any such action or failure to act for which the affirmative vote, waiver or approval has not been obtained from RUSNANO, each such holder hereby agrees to refrain from voting its shares of Series BRN Preferred Stock in favor of, and refrain from executing any consents, waivers, approvals, instruments or agreements, as applicable, that would permit or effect such action or failure to act, as the case may be. For the avoidance of doubt, this Section 11 shall not apply to any person or entity, other than a holder of shares of Series BRN Preferred Stock. No amendment or modification of, or waiver under, this Section 11 shall be valid unless in writing and signed by the Company and each Purchaser holding shares of Series BRN Preferred Stock.

12. General.

12.1 Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

12.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of any other party hereto hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

12.3 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

12

12.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) for notices sent by the Company to addressees within the United States, two (2) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) three (3) business days after being sent via a reputable international courier service with expedited delivery, in each case to the intended recipient as set forth below, or (c) immediately upon being sent by facsimile, provided that the sender receives electronic confirmation of delivery, or electronic mail:

If to the Company:

BIND Biosciences, Inc.

64 Sidney Street

Cambridge, Massachusetts 02139

Attn: President

Fax: 617-491-0351

E-mail: scottminick@bindbio.com

with a copy to:

Peter N. Handrinos, Esquire

Latham & Watkins LLP

John Hancock Tower

200 Clarendon Street, 20th Floor

Boston, Massachusetts 02116

Fax: 617-948-6001

E-mail: peter.handrinos@lw.com

(i) If to a Purchaser, at its address set forth in Schedule A hereto, or at such other address as may have been furnished to the other parties hereto in writing by such Purchaser;

(ii) If to an Other Stockholder, at its address set forth in Schedule C hereto, or at such other address as may have been furnished to the other parties hereto in writing by such Other Stockholder; and

(iii) If to a Founder or Executive Officer, at the Company or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Founder.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 12.4.

12.5 Complete Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter, including the Former Voting Agreement. No amendment, modification or termination of, or waiver under any provision of this Agreement shall be valid unless in writing and signed by (i)

13

the Company, (ii) the Founders holding shares representing a majority of the voting power of the Shares then held by all of the Founders, provided that, for purposes of this provision, the Shares held by the trusts listed on Schedule C hereto shall be included in the calculation of Shares held by their respective settlors and (iii) Purchasers holding shares (other than Series BRN Preferred Stock) representing at least sixty-five percent (65%) of the voting power of the Shares (other than shares of Series BRN Preferred Stock) then held by all of the Purchasers, and any such amendment, modification, termination or waiver shall be binding on all parties hereto; provided that any such waiver or amendment which materially and adversely affects the rights, privileges, duties or obligations of a Purchaser in a manner materially different than those of all other Purchasers shall not be effective against such affected Purchaser without the written consent of such affected Purchaser. Notwithstanding anything to the contrary herein, this Agreement may be amended by the Company without the consent of any of the other parties hereto to add as a party hereto and include information regarding and otherwise accommodate an additional purchaser of shares of Series D Preferred Stock or Series BRN Preferred Stock (including a Co-Investor) pursuant to the Purchase Agreement, as may be amended from time to time; provided that any such amendment does not materially and adversely affect the rights of any Purchaser under this Agreement (it being agreed that the issuance of additional shares of capital stock in accordance with the Purchase Agreement, as may be amended or modified from time to time in accordance with its terms, and the other Financing Documents, each as may be amended or modified from time to time in accordance with its respective terms, shall not be deemed to affect the Purchasers under this Agreement). Notwithstanding the foregoing, no amendment, modification or waiver under this Agreement shall be made:

(a) affecting the obligation of the Stockholders to elect the Polaris Director without the written consent of Polaris so long as Polaris holds at least ten percent (10%) of all outstanding shares of the Company’s preferred stock (including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock and any subsequently issued class or series of preferred stock), other than the Series BRN Preferred Stock or any shares issued in the circumstances specified in Article Fourth, Section 3.3(f)(i)(4)(A)-(I) of the Company Charter, on an asconverted-to-Common Stock basis (the “10% Threshold”);

(b) affecting the obligation of the Stockholders to elect the Flagship Director without the written consent of Flagship so long as Flagship holds at least the 10% Threshold;

(c) affecting the obligation of the Stockholders to elect the ARCH Director without the written consent of ARCH so long as ARCH holds at least the 10% Threshold;

(d) affecting the obligation of the Stockholders to elect Koch to the Board of Directors without the written consent of DHK so long as DHK holds at least six percent (6%) of the sum of: the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exchange of then outstanding Preferred Stock or other convertible securities or exercise of then outstanding options, rights or warrants (but not including any shares issued in the circumstances specified in Article Fourth, Section 3.3(f)(i)(4)(A)-(I) of the Company Charter) on an as-converted-to-Common Stock basis (the “Fully Diluted Shares”);

14

(e) affecting NanoDimension’s rights set forth in Section 1.2(a) with respect to the NanoDimension Observer without the written consent of NanoDimension;

(f) affecting DHK’s rights set forth in Section 1.2(b) without the written consent of DHK;

(g) affecting the rights of Doelger and Bertsimas set forth in Section 1.2(c) without the written consent of Doelger, for so long as such Stockholders collectively hold at least four and two-tenths percent (4.2%) of the Fully Diluted Shares of the Company;

(h) affecting the rights of Endeavour, Gerald W. Blakeley, Jr., Gerald W. Blakeley, III or D2 Investment set forth in Section 1.2(d) without the written consent of Endeavour, Blakeley and D2 Investment, for so long as such Stockholders collectively hold at least four and two-tenths percent (4.2%) of the Fully Diluted Shares of the Company;

(i) affecting the obligation of the Stockholders to elect the RUSNANO Director without the written consent of RUSNANO so long as RUSNANO (or a controlled affiliate that is a permitted transferee pursuant to Section 8.3) holds at least ten percent (10%) of all outstanding shares of the Company’s preferred stock (including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series BRN Preferred Stock and any subsequently issued class or series of preferred stock), or any shares issued in the circumstances specified in Article Fourth, Section 3.3(f)(i)(4)(A)-(I) of the Company Charter, on an as-converted-to-Common Stock basis;

(j) to Section 11 except as specifically provided therein; or

(k) without the written consent of all of the holders who would be required to exercise the drag-along right in accordance with Section 3.2, if such amendment, modification or waiver would change the voting thresholds set forth in Section 3.2.

12.6 Construction. A reference to a Section or Schedule shall mean a Section in or Schedule to this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

12.7 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

15

12.8 Additional Purchasers. Notwithstanding Section 12.5, any person or entity that purchases Series BRN Preferred Stock as a Co-Investor (as defined in the Purchase Agreement) under the Purchase Agreement shall become a party to this Agreement by executing and delivering to the Company a counterpart signature page to this Agreement, and thereupon shall be deemed a “Purchaser” for all purposes of this Agreement, and the Company shall amend Schedule A hereto to add the name and address of such Purchaser. No such accession instrument shall be effective unless and until accepted in writing by the Company. Except as required by the preceding sentence, no action or consent by the Purchasers, Founders, Executive Officers or Other Stockholders shall be required for such joinder to this Agreement by such Co-Investor or any aforesaid amendment of Schedule A, so long as such Co-Investor has agreed in writing to be bound by all of the obligations as an “Purchaser” hereunder.

12.9 Additional Common Holders. In the event that after the date of this Agreement, the Company issues shares of capital stock to any employee or consultant, which shares constitute two percent (2%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted), the Company shall use its best efforts to cause such person to execute a counterpart signature page hereto as a “Stockholder”, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to a Stockholder. In addition, with the consent of the Company, any other Stockholder may become a party to this Agreement as an “Other Stockholder” by executing and delivering a counterpart signature page hereto to the Company, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to an Other Stockholder; provided that no such joinder shall be effective unless and until accepted in writing by the Company. No action or consent by the other parties to this Agreement shall be required for such joinder to this Agreement by such additional Other Stockholder, and upon any such joinder, the Company shall update Schedule C hereto to reflect the addition of such Other Stockholder as a party hereto.

12.10 Additional Shares. Each Stockholder agrees to vote all of the shares it holds, in whatever manner shall be necessary to authorize an increase in the authorized capital stock of the Company so that there will be sufficient shares of Common Stock available for conversion of all of the then-outstanding shares of Preferred Stock and Series BRN Preferred Stock at any time that an adjustment to the applicable Conversion Price (as defined in the Company Charter) is made pursuant to Article Fourth, Section 3.3(f)(iv) of the Company Charter.

12.11 Amended and Restated Agreement. All provisions of, rights granted and covenants made in the Former Voting Agreement are hereby superseded in their entirety and shall have no further force or effect. Each of the Founders and the Prior Purchasers acknowledge and agree that the execution and delivery by the Company of this Agreement, the Purchase Agreement and the additional Financing Agreements and the performance by the Company of its obligations thereunder do not constitute a default under the provisions of the Former Voting Agreement.

12.12 Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, non-performance,

16

breach or termination (collectively, the “Dispute”) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”), except as they may be modified herein or by mutual agreement of the parties. The Dispute shall be resolved by three (3) arbitrators appointed in the following manner: each party shall nominate an arbitrator for confirmation as provided in the ICC Rules and following their confirmation, the third arbitrator shall be appointed by the International Court of Arbitration of the International Chamber of Commerce; provided, however, that at least one (1) of such arbitrators shall have substantive expertise in the pharmaceutical industry. The place of arbitration shall be New York, New York. The language of the arbitration shall be English. The tribunal shall determine the proportion of the costs of the arbitration which each party shall bear. The award shall be final, conclusive and binding upon the parties hereto. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

[Remainder of page intentionally left blank.]

17

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Voting Agreement as an instrument under seal as of the date first above written.

COMPANY:		BIND BIOSCIENCES, INC.

	By:	/s/ Scott Minick
Scott Minick
President and Chief Executive Officer

FOUNDERS:		/s/ Omid Farokhzad
Omid Farokhzad

Paul Goldenheim

/s/ Robert S. Langer, Jr.
Robert S. Langer, Jr.

EXECUTIVE OFFICERS:		/s/ Scott Minick
Scott Minick

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASERS:	POLARIS VENTURE PARTNERS V, L.P.
	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	FLAGSHIP VENTURES FUND 2004, L.P.

	By:	FLAGSHIP VENTURES GENERAL PARTNER LLC, its General Partner

		By:	/s/ Noubar Afeyan
Noubar Afeyan
Managing Partner and CEO

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	ARCH VENTURE FUND VII, L.P.

	By:	ARCH VENTURE PARTNERS VII, L.P.
	Its:	General Partner

	By:	ARCH VENTURE PARTNERS VII, LLC
	Its:	General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	NANODIMENSION, L.P.

	By:	NanoDimension Management Limited, its General Partner

	By:	/s/ Jonathan Nicholson
Jonathan Nicholson, Director

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	DHK INVESTMENTS, LLC

	By:	/s/ David H. Koch
David H. Koch
Manager

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter W. Doelger
Peter W. Doelger

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	DOELGER FAMILY 2006 TRUST
FBO EMILY M. DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

DOELGER FAMILY 2006 TRUST
FBO MATTHEW DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

HEE-JEAN KIM 2007 TRUST

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Dimitris Bertsimas
Dimitris Bertsimas

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	ENDEAVOUR II L.P.

	By:	ENDEAVOUR PARTNERS GP LIMITED
its General Partner

	By:	/s/ John Bridle
Name: John Bridle
Title: Director

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, Jr.
Gerald W. Blakeley, Jr.

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, III
Gerald W. Blakeley, III

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	D2 INVESTMENT LLC

	By:	/s/ Chris Kryder
Chris Kryder
Manager

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter T. Scardino
Peter T. Scardino

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Edwin Darracott Vaughan, Jr.
Edwin Darracott Vaughan, Jr.

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	JOHN T. CONNOR JR. AND SUSAN SCHOLLE CONNOR, tenants by the entirety

/s/ John T. Connor Jr.
John T. Connor Jr.

/s/ Susan Scholle Connor
Susan Scholle Connor

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Jeffrey B. Larson
Jeffrey B. Larson

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Megan Kelleher
Megan Kelleher

Signature Page to Fourth Amended and Restated Voting Agreement

PURCHASER:	RUSNANO
an open joint stock company organized and existing under the laws of the Russian Federation

	By:	/s/ Andrey Malyshev
	Name:	Andrey Malyshev
	Title:	Deputy Chairman of the Management Board

Signature Page to Fourth Amended and Restated Voting Agreement

SCHEDULE A

Names and Addresses of Purchasers

Polaris Venture Partners V, L.P.
1000 Winter Street, Suite 3350
Waltham, MA 02451
Attn: Amir H. Nashat
Fax: 781.290.0880
Polaris Venture Partners Entrepreneurs’ Fund V, L.P.
1000 Winter Street, Suite 3350
Waltham, MA 02451
Attn: Amir H. Nashat
Fax: 781.290.0880
Polaris Venture Partners Founders’ Fund V, L.P.
1000 Winter Street, Suite 3350
Waltham, MA 02451
Attn: Amir H. Nashat
Fax: 781.290.0880
Polaris Venture Partners Special Founders’ Fund V, L.P.
1000 Winter Street, Suite 3350
Waltham, MA 02451
Attn: Amir H. Nashat
Fax: 781.290.0880
Flagship Ventures Fund 2004, L.P.
One Memorial Drive, 7th Floor
Cambridge, MA 02142
Fax: 617.868.1115
ARCH Venture Fund VII, L.P.
c/o ARCH Venture Partners
8725 W. Higgins Road, Suite 290
Chicago, IL 60631
mmcdonnell@archventure.com
Fax: ++1 773-380-6606
Alexandria Equities, LLC
385 E. Colorado Boulevard, Suite 299
Pasadena, CA 91101
Attn: Joel S. Marcus, CEO investments@labspace.com

NanoDimension L.P.
Attention Jonathan Nicholson
Governor’s Square, Unit 3-213-6
P.O. Box 526 WB
23, Lime Tree Bay Ave
Grand Cayman, KY1-1302
Cayman Islands
Fax: 345 946 5558
DHK Investments, LLC
c/o Koch Family Management
4111 East 37th Street North
Wichita, KS 67220
Fax: 816.828.8602
Copies to (which does not constitute notice):
Koch Companies Public Sector, LLC
4111 East 37th Street North
Wichita, KS 67220
Attention: Raffaele G. Fazio
Fax: 816.828.8602
and
Jones Day
3161 Michelson Drive, Suite 800
Irvine, CA 92612
Attention: Craig S. Mordock
Fax: 949.553.7539
Peter W. Doelger
144 Beacon Street, Apt. 3
Boston, MA 02116-1449
Doelger Family 2006 Trust
FBO Emily M. Doelger
c/o Bruce A. Haverberg, Trustee
10 Tremont Street, Suite 200
Boston, MA 02108

Doelger Family 2006 Trust
FBO Matthew Doelger
c/o Bruce A. Haverberg, Trustee
10 Tremont Street, Suite 200
Boston, MA 02108
Hee-Jean Kim 2007 Trust
c/o Bruce A. Haverberg, Trustee
10 Tremont Street, Suite 200
Boston, MA 02108
Dimitris Bertsimas
43 Lantern Rd
Belmont, MA 02478-1706
In each case, with a copy to (which does not constitute notice):
Paul G. Roberts
300 First Avenue
Needham, MA. 02494
Fax: (781) 707-2551
Endeavour II L.P.
PO Box 255 Trafalgar Court
Les Banques
St Peter Port, Guernsey GY1 3QL
Channel Islands
Copy (which does not constitute notice) to:
Endeavour Vision SA
6 rue de la Croix d’Or
1204 Geneva, Switzerland
Jeffrey B. Larson
6 Arlington Street, Unit 5
Boston, MA 02116
Fax: 617-849-5910
jeff@vaksam.com
Megan Kelleher
444 Far Reach Road
Westwood, MA 02090
Fax: 617-849-5910
k.megan.kelleher@gmail.com

Gerald W. Blakeley, Jr.
Blakeley Investment Company
60 State Street – Suite 3400
Boston, MA 02109
Gerald W. Blakeley, III
Oyster Harbors 2057
250 Windswept Way
Osterville, MA 02655
In each case, with a copy to (which does not constitute notice):
William S. Abbott, Esq.
50 Congress Street, Suite 925
Boston, MA 02109
D2 Investment LLC
72 Pine Ridge Rd
Newton, MA 02468
Peter T. Scardino
345 E 68th Street
New York, NY 10065
Fax: (646) 422-1095
Edwin Darracott Vaughan, Jr.
89 Hollow Creek Road
Sheridan, WY 82801
Tel: (307) 671-0429
John T. Connor Jr. and Susan Scholle
Connor
PO Box 1916
Cotuit, MA 02635
Tel: (508) 428-2050
RUSNANO
10A prospect 60-letiya Oktyabrya
Moscow, Russia 117036
Attn: Dmitriy Lisenkov
Fax: +74959885388
Dmitriy.Lisenkov@rusnano.com
Attn: Leysan Shaydullina
Fax: +7495988538
Leysan.shaydullina@rusnano.com

SCHEDULE B

Executive Officers

Scott Minick

SCHEDULE C

Other Stockholders

Pamela Basto	Rohit Karnik
125 Liberty Rd #3	931 Massachusetts Ave., Apt. 7
Somerville, MA 02144	Cambridge, MA 02139

Chris Canizzaro	Alireza Khademhosseini
413 North Avenue	16 Trowbridge Street, #32
Weston, MA 02493	Cambridge, MA 02138

Jianjun Cheng	Maria Teresa Peracchia
2304 Lynwood Drive	18 Rue Cuvier
Champaign, IL 61821	75005 Paris, France

Abraham J. Domb	Aleksandar Filip Radovic-Moreno
16 Migdal Eder Street	1055 Crabapple Drive
EFRAT, 90435 Israel	State College, PA 16801

Ruxandra Gref	Benjamin A. Teply
14 rue Moulin Fidel, apt G62	5109 Nicholas St.,
92350 Plessis Robinson, France	Omaha, NE 68132-1433

Sangyong Jon	Liangfang Zhang
Dept. of Life Science, GIST	6191 Blue Dawn Trail
1-Oryong dong, Bukgu	San Diego, CA 92130
Gwangju 500-71, Republic of Korea
Susan K. Langer Trust u/d/t 12/14/95
The OCF Irrevocable Trust 2006	c/o Stephanie K. Meilman, Trustee
c/o Shadi K. Aryanpour, Trustee	Law Office of Meilman & Costa, P.C.
490 Beacon Street	70 Wells Avenue, Suite 200
Chestnut Hill, MA 02476	Newton, MA 02459

The SAF Irrevocable Trust 2006	Samuel A. Langer Trust u/d/t 12/14/95
c/o Shadi K. Aryanpour, Trustee	c/o Stephanie K. Meilman, Trustee
490 Beacon Street	Law Office of Meilman & Costa, P.C.
Chestnut Hill, MA 02476	70 Wells Avenue, Suite 200
Newton, MA 02459
Michael D. Langer Trust u/d/t 12/14/95 c/o Stephanie K. Meilman, Trustee
Law Office of Meilman & Costa, P.C.
70 Wells Avenue, Suite 200
Newton, MA 02459

AMENDMENT NO. 1

TO

FOURTH AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of November 27, 2012, by and between BIND Biosciences, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company.

WHEREAS, the Company and certain stockholders of the Company entered into that certain Fourth Amended and Restated Voting Agreement, dated as of November 7, 2011 (the “Agreement”);

WHEREAS, pursuant to Section 12.5 of the Agreement, the Agreement may be amended by written agreement of (i) the Company, (ii) the Founders holding shares representing a majority of the voting power of the Shares then held by all of the Founders, provided that, for purposes of this provision, the Shares held by the trusts listed on Schedule C of the Agreement shall be included in the calculation of Shares held by their respective settlors and (iii) Purchasers holding shares (other than Series BRN Preferred Stock) representing at least sixty-five percent (65%) of the voting power of the Shares (other than shares of Series BRN Preferred Stock) then held by all of the Purchasers (collectively, the “Requisite Parties”);

WHEREAS, the Company and the undersigned stockholders of the Company constitute the Requisite Parties; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

Section 2. Amendments.

(a) Section 1.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) fix the number of directors of the Company at eleven (11);”

(b) Section 1.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b) elect the following persons as directors: (i) one person designated by Polaris Venture Partners IV, L.P. or an Affiliated Entity (as defined in Section 8.2) thereof (“Polaris”), who shall initially be Amir Nashat (the “Polaris Director”); (ii) one person designated by Flagship Ventures Fund 2004, L.P. or an Affiliated Entity thereof (“Flagship”), who shall initially be Noubar Afeyan (the “Flagship Director”); (iii) one person designated by ARCH Venture Fund VII, L.P. (“ARCH”) or an Affiliated Entity thereof (the “ARCH Director”), which seat shall initially be vacant; (iv) one person designated by DHK Investments, LLC (“DHK”), who may only be David H. Koch (“Koch”); (v) two directors each designated by a majority of the Founders, who shall initially be Omid Farokhzad and Robert S. Langer, Jr.; (vi) the person who shall serve from time to time as the chief executive officer of the Company, initially Scott Minick; (vii) one person designated by RUSNANO, an open joint stock company organized and existing under the laws of the Russian Federation (“RUSNANO”), who must be either a member of RUSNANO’s executive board or an experienced global pharmaceutical executive with predefined qualification requirements consistent with those applied in relation to the other members of the Board of Directors and who shall initially be Yuriy Udaltsov (the “RUSNANO Director”); (viii) two persons not otherwise Affiliates of the Company and designated by a majority of the other directors (the “Outside Directors”), one of whom shall initially be Peter Barton Hutt, and the other of which seats shall initially be vacant; and (ix) one additional person designated by a majority of the other directors, who shall initially be Daniel S. Lynch; and”

Section 3. No Other Amendments; Conflicts. No term or provision of the Agreement shall be affected by this Amendment, unless specifically set forth herein and any term or provision not affected by this Amendment shall remain in full force and effect following the date hereof. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

Section 5. Captions; Pronouns. All articles and section headings or captions contained in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision thereof.

Section 6. Severability. If any provision of this Amendment or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to any other party or circumstances shall not be affected thereby, and each provision shall be valid and shall be enforced to the fullest extent permitted by law.

Section 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BIND BIOSCIENCES, INC.

By:	/s/ Scott Minick
Name:	Scott Minick
Title:	President and Chief Executive Officer

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

FOUNDERS:	/s/ Omid Farokhzad
Omid Farokhzad

Paul Goldenheim

/s/ Robert S. Langer, Jr.
Robert S. Langer, Jr.

EXECUTIVE OFFICERS:	/s/ Scott Minick
Scott Minick

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASERS:	POLARIS VENTURE PARTNERS V, L.P.
	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	FLAGSHIP VENTURES FUND 2004, L.P.

	By:	FLAGSHIP VENTURES GENERAL PARTNER LLC, its General Partner

		By:	/s/ Noubar Afeyan
Noubar Afeyan
Managing Partner and CEO

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	ARCH VENTURE FUND VII, L.P.

	By:	ARCH VENTURE PARTNERS VII, L.P.
	Its:	General Partner

	By:	ARCH VENTURE PARTNERS VII, LLC
	Its:	General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	NANODIMENSION, L.P.

	By:	NanoDimension Management Limited, its General Partner

	By:	/s/ Jonathan Nicholson
Jonathan Nicholson, Director

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	DHK INVESTMENTS, LLC

	By:	/s/ David H. Koch
David H. Koch
Manager

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter W. Doelger
Peter W. Doelger

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	DOELGER FAMILY 2006 TRUST
FBO EMILY M. DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

DOELGER FAMILY 2006 TRUST
FBO MATTHEW DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

HEE-JEAN KIM 2007 TRUST

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Dimitris Bertsimas
Dimitris Bertsimas

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	ENDEAVOUR II L.P.

	By:	ENDEAVOUR PARTNERS GP LIMITED its General Partner

	By:	/s/ John Bridle
		Name:	John Bridle
		Title:	Director

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, Jr.
Gerald W. Blakeley, Jr.

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, III
Gerald W. Blakeley, III

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	D2 INVESTMENT LLC

	By:	/s/ Chris Kryder
Chris Kryder
Manager

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter T. Scardino
Peter T. Scardino

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Edwin Darracott Vaughan, Jr.
Edwin Darracott Vaughan, Jr.

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	JOHN T. CONNOR JR. AND SUSAN SCHOLLE CONNOR, tenants by the entirety

John T. Connor Jr.

Susan Scholle Connor

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Jeffrey B. Larson
Jeffrey B. Larson

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Megan Kelleher
Megan Kelleher

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

PURCHASER:	RUSNANO
an open joint stock company organized and existing under the laws of the Russian Federation

	By:	/s/ Andrey Malyshev
	Name:	Andrey Malyshev
	Title:	Deputy Chairman of the Management Board

Signature Page to Amendment No. 1 to Fourth Amended and Restated Voting Agreement

AMENDMENT NO. 2

TO

FOURTH AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of January 23, 2013, by and among BIND Biosciences, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company.

WHEREAS, the Company and certain stockholders of the Company entered into that certain Fourth Amended and Restated Voting Agreement, dated as of November 7, 2011 (as amended to date, the “Agreement”);

WHEREAS, pursuant to Section 12.5 of the Agreement, the Agreement may be amended by written agreement of (i) the Company, (ii) the Founders holding shares representing a majority of the voting power of the Shares then held by all of the Founders, provided that, for purposes of this provision, the Shares held by the trusts listed on Schedule C of the Agreement shall be included in the calculation of Shares held by their respective settlors and (iii) Purchasers holding shares (other than Series BRN Preferred Stock) representing at least sixty-five percent (65%) of the voting power of the Shares (other than shares of Series BRN Preferred Stock) then held by all of the Purchasers (collectively, the “Requisite Parties”);

WHEREAS, the Company and the undersigned stockholders of the Company constitute the Requisite Parties; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

Section 2. Amendments.

(a) The following text shall be added as a new paragraph at the end of Section 1.1 of the Agreement:

“Notwithstanding anything to the contrary herein, if any person or entity (or its Affiliate) has (i) the right to appoint one or more Preferred Directors pursuant to Section 1.1(b) above and (ii) its respective shares of Preferred Stock converted into Common Stock pursuant to Section 3.3A of Article Fourth of the Company Charter (as defined below), then such person, entity or Affiliate, as applicable, shall forfeit its respective rights to appoint any Preferred Director pursuant to Section 1.1(b) above.”

(b) Section 1.2 of the Agreement is hereby amended by adding the following as a new subsection (e) thereto:

“(e) Notwithstanding anything to the contrary herein, in the event of the conversion into Common Stock of the shares of Preferred Stock held by any Purchaser or its Affiliates pursuant to Section 3.3A of Article Fourth of the Company Charter (as defined below), the rights of such Purchaser under this Section 1.2 shall terminate automatically.”

(c) The following is added as a new sentence at the end of Section 8.1 of the Agreement:

“Following a permitted joinder to this Agreement by such transferee, and upon such joinder, the Company shall update the Schedules and signature pages hereto as needed to reflect the addition of such Stockholder as a party hereto.”

(d) The third sentence of Section 12.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding anything to the contrary herein, this Agreement may be amended by the Company without the consent of any of the other parties hereto to (A) add as a party hereto and include information regarding and otherwise accommodate an additional purchaser of shares of the Series D Preferred Stock or Series BRN Preferred Stock (including a Co-Investor) pursuant to the Purchase Agreement, as may be amended from time to time; provided that any such amendment does not materially and adversely affect the rights of any Purchaser under this Agreement (it being agreed that the issuance of additional shares of capital stock in accordance with the Purchase Agreement, as may be amended or modified from time to time in accordance with its terms, and the other Financing Agreements, each as may be amended or modified from time to time in accordance with its respective terms, shall not be deemed to affect the Purchasers under this Agreement) and (B) add as a party hereto and include information regarding and otherwise accommodate any purchaser of shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated as of January 23, 2013, among the Company and the purchasers named therein, as may be amended from time to time (the “Series D Preferred Stock Extension Purchase Agreement”).”

(e) Section 12.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“12.8 Additional Purchasers. Notwithstanding Section 12.5, any person or entity that purchases (i) Series BRN Preferred Stock as a Co-Investor (as defined in the Purchase Agreement) under the Purchase Agreement or (ii) Series D Preferred Stock under the Series D Preferred Stock Extension Purchase Agreement, unless already a party to this Agreement, shall become a party to this Agreement by executing and delivering to the Company a counterpart signature page to this Agreement, and thereupon shall be deemed a “Purchaser” for all purposes of this Agreement, and the Company shall amend Schedule A hereto to add the name and address of such Purchaser. No such accession instrument shall be effective unless and until accepted in writing by the Company. No action or consent by the Purchasers, Founders, Executive Officers or Other Stockholders shall be required for such joinder to this Agreement by such Co-Investor or such other purchaser or any aforesaid amendment of Schedule A, so long as such Co-Investor or such other purchaser has agreed in writing to be bound by all of the obligations as a “Purchaser” hereunder.”

(f) Schedule C of the Agreement is hereby amended and restated in its entirety to read as set forth on Schedule C of this Amendment.

Section 3. No Other Amendments; Conflicts. No term or provision of the Agreement shall be affected by this Amendment, unless specifically set forth herein and any term or provision not affected by this Amendment shall remain in full force and effect following the date hereof. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

Section 5. Captions; Pronouns. All articles and section headings or captions contained in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision thereof.

Section 6. Severability. If any provision of this Amendment or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to any other party or circumstances shall not be affected thereby, and each provision shall be valid and shall be enforced to the fullest extent permitted by law.

Section 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BIND BIOSCIENCES, INC.

By:	/s/ Scott Minick
Name:	Scott Minick
Title:	President & Chief Executive Officer

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

FOUNDERS:	/s/ Omid Farokhzad
Omid Farokhzad

Paul Goldenheim

/s/ Robert S. Langer, Jr.
Robert S. Langer, Jr.

EXECUTIVE OFFICERS:	/s/ Scott Minick
Scott Minick

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

OTHER STOCKHOLDERS:

SHADI K. ARYANPOUR AS TRUSTEE OF SAF-BND TRUST

By:	/s/ Shadi K. Aryanpour
Shadi K. Aryanpour, Trustee

REZA ARYANPOUR AS TRUSTEE OF OCF-BND TRUST

By:	/s/ Reza Aryanpour
Reza Aryanpour, Trustee

/s/ Shoku Ordukhani Kashi
Shoku Ordukhani Kashi

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASERS:	POLARIS VENTURE PARTNERS V, L.P.
	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	FLAGSHIP VENTURES FUND 2004, L.P.

	By:	FLAGSHIP VENTURES GENERAL PARTNER LLC, its General Partner

		By:	/s/ Noubar Afeyan
Noubar Afeyan
Managing Partner and CEO

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	ARCH VENTURE FUND VII, L.P.

	By:	ARCH VENTURE PARTNERS VII, L.P.
	Its:	General Partner

	By:	ARCH VENTURE PARTNERS VII, LLC
	Its:	General Partner

	By:	/s/ Keith L. Crandell
	Its:	Managing Director

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	NANODIMENSION, L.P.

	By:	NanoDimension Management Limited, its General Partner

	By:	/s/ Jonathan Nicholson
Jonathan Nicholson, Director

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	DHK INVESTMENTS, LLC

	By:	/s/ David H. Koch
David H. Koch
Manager

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter W. Doelger
Peter W. Doelger

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	DOELGER FAMILY 2006 TRUST
FBO EMILY M. DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

DOELGER FAMILY 2006 TRUST
FBO MATTHEW DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

HEE-JEAN KIM 2007 TRUST

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Dimitris Bertsimas
Dimitris Bertsimas

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	ENDEAVOUR II L.P.

	By:	ENDEAVOUR PARTNERS GP LIMITED
its General Partner

	By:	/s/ John Bridle
		Name:	John Bridle
		Title:	Director

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, Jr.
Gerald W. Blakeley, Jr.

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, III
Gerald W. Blakeley, III

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	D2 INVESTMENT LLC

	By:	/s/ Chris Kryder
Chris Kryder
Manager

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter T. Scardino
Peter T. Scardino

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Edwin Darracott Vaughan, Jr.
Edwin Darracott Vaughan, Jr.

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	JOHN T. CONNOR JR. AND SUSAN SCHOLLE CONNOR, tenants by the entirety

/s/ John T. Connor Jr.
John T. Connor Jr.

/s/ Susan Scholle Connor
Susan Scholle Connor

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Jeffrey B. Larson
Jeffrey B. Larson

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Megan Kelleher
Megan Kelleher

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

PURCHASER:	RUSNANO
an open joint stock company organized and existing under the laws of the Russian Federation

	By:	/s/ Andrey Rappoport
	Name:	Andrey Rappoport
	Title:	First Deputy Chairman of the Management Board

Signature Page to Amendment No. 2 to Fourth Amended and Restated Voting Agreement

SCHEDULE C

Other Stockholders

Pamela Basto

125 Liberty Rd #3

Somerville, MA 02144

Chris Cannizzaro

413 North Avenue

Weston, MA 02493

Jianjun Cheng

2304 Lynwood Drive

Champaign, IL 61821

Abraham J. Domb

16 Migdal Eder Street

EFRAT, 90435 Israel

Ruxandra Gref

14 rue Moulin Fidel, apt G62

92350 Plessis Robinson, France

Sangyong Jon

Dept. of Life Science, GIST

1-Oryong dong, Bukgu

Gwangju 500-71, Republic of Korea

Shoku Ordukhani Kashi

OCF-BND TRUST

c/o Reza Aryanpour, Trustee

19 Heron Drive

Mill Valley, CA 94941

SAF-BND TRUST

c/o Shadi K. Aryanpour, Trustee

15 Laura Road

Waban, MA 02468

Michael D. Langer Trust u/d/t 12/14/95

c/o Stephanie K. Meilman, Trustee

Law Office of Meilman & Costa, P.C.

70 Wells Avenue, Suite 200

Newton, MA 02459

Rohit Karnik

931 Massachusetts Ave., Apt. 7

Cambridge, MA 02139

Alireza Khademhosseini

16 Trowbridge Street, #32

Cambridge, MA 02138

Maria Teresa Peracchia

18 Rue Cuvier

75005 Paris, France

Aleksandar Filip Radovic-Moreno

1055 Crabapple Drive

State College, PA 16801

Benjamin A. Teply

5109 Nicholas St.,

Omaha, NE 68132-1433

Liangfang Zhang

6191 Blue Dawn Trail

San Diego, CA 92130

Susan K. Langer Trust u/d/t 12/14/95

c/o Stephanie K. Meilman, Trustee

Law Office of Meilman & Costa, P.C.

70 Wells Avenue, Suite 200

Newton, MA 02459

Samuel A. Langer Trust u/d/t 12/14/95

c/o Stephanie K. Meilman, Trustee

Law Office of Meilman & Costa, P.C.

70 Wells Avenue, Suite 200

Newton, MA 02459

AMENDMENT NO. 3

TO

FOURTH AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of August 28, 2013, by and among BIND Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company.

WHEREAS, the Company and certain stockholders of the Company entered into that certain Fourth Amended and Restated Voting Agreement, dated as of November 7, 2011 (as amended to date, the “Agreement”);

WHEREAS, pursuant to Section 12.5 of the Agreement, the Agreement may be amended by written agreement of (i) the Company, (ii) the Founders holding shares representing a majority of the voting power of the Shares then held by all of the Founders, provided that, for purposes of this provision, the Shares held by the trusts listed on Schedule C of the Agreement shall be included in the calculation of Shares held by their respective settlors and (iii) Purchasers holding shares (other than Series BRN Preferred Stock) representing at least sixty-five percent (65%) of the voting power of the Shares (other than shares of Series BRN Preferred Stock) then held by all of the Purchasers (collectively, the “Requisite Parties”);

WHEREAS, the Company and the undersigned stockholders of the Company constitute the Requisite Parties; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

Section 2. Amendments. Section 5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“5. Termination. This Agreement shall terminate in its entirety on the earliest to occur of (i) the closing of the Company’s first public offering pursuant to a registration statement under the Act (an “IPO”), (ii) the closing of a Sale of the Company, or (iii) such time as less than 2,200,000 shares of Preferred Stock remain outstanding, subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and similar events.”

Section 3. No Other Amendments; Conflicts. No term or provision of the Agreement shall be affected by this Amendment, unless specifically set forth herein and any term or provision not affected by this Amendment shall remain in full force and effect following the date hereof. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

Section 5. Captions; Pronouns. All articles and section headings or captions contained in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision thereof.

Section 6. Severability. If any provision of this Amendment or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to any other party or circumstances shall not be affected thereby, and each provision shall be valid and shall be enforced to the fullest extent permitted by law.

Section 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BIND THERAPEUTICS, INC.

By:	/s/ Scott Minick
Name: Scott Minick
Title: President & CEO

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

FOUNDERS:	/s/ Omid Farokhzad
Omid Farokhzad

Paul Goldenheim

/s/ Robert S. Langer, Jr.
Robert S. Langer, Jr.

SHADI K. ARYANPOUR AS TRUSTEE OF SAF-BND TRUST

	By:	/s/ Shadi K. Aryanpour
Shadi K. Aryanpour, Trustee

REZA ARYANPOUR AS TRUSTEE OF OCF-BND TRUST

	By:	/s/ Reza Aryanpour
Reza Aryanpour, Trustee

MICHAEL D. LANGER TRUST U/D/T 12/14/95 SUSAN K. LANGER TRUST U/D/T 12/14/1995, and SAMUEL A. LANGER TRUST U/D/T 12/14/1995

	By:	/s/ Aimee Hamilton
Aimee Hamilton, Trustee

EXECUTIVE OFFICERS:	/s/ Scott Minick
Scott Minick

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASERS:	POLARIS VENTURE PARTNERS V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	POLARIS VENTURE MANAGEMENT CO. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	FLAGSHIP VENTURES FUND 2004, L.P.

	By:	FLAGSHIP VENTURES GENERAL PARTNER LLC, its General Partner

		By:	/s/ Noubar Afeyan
Noubar Afeyan
Managing Partner and CEO

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	ARCH VENTURE FUND VII, L.P.

	By:	ARCH VENTURE PARTNERS VII, L.P.
	Its:	General Partner

	By:	ARCH VENTURE PARTNERS VII, LLC
	Its:	General Partner

	By:	/s/ Keith L. Crandell
	Its:	Managing Director, Keith L. Crandell

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	NANODIMENSION, L.P.

	By:	NanoDimension Management Limited,
its General Partner

	By:	/s/ Jonathan Nicholson
Jonathan Nicholson, Director

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Peter W. Doelger
Peter W. Doelger

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	DOELGER FAMILY 2006 TRUST FBO EMILY M. DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

DOELGER FAMILY 2006 TRUST
FBO MATTHEW DOELGER

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

HEE-JEAN KIM 2007 TRUST

/s/ Bruce A. Haverberg
Bruce A. Haverberg, Trustee

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Dimitris Bertsimas
Dimitris Bertsimas

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	ENDEAVOUR II L.P.

	By:	ENDEAVOUR PARTNERS GP LIMITED
its General Partner

	By:	/s/ Nigel Carey
Name: Nigel Carey
Title: Director

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, Jr.
Gerald W. Blakeley, Jr.

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Gerald W. Blakeley, III
Gerald W. Blakeley, III

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	D2 INVESTMENT LLC

	By:	/s/ Chris Kryder
Chris Kryder
Manager

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Edwin Darracott Vaughan, Jr.
Edwin Darracott Vaughan, Jr.

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:	JOHN T. CONNOR JR. AND SUSAN SCHOLLE CONNOR, tenants by the entirety

/s/ John T. Connor Jr.
John T. Connor Jr.

/s/ Susan Scholle Connor
Susan Scholle Connor

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Jeffrey B. Larson
Jeffrey B. Larson

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement

PURCHASER:

/s/ Megan Kelleher
Megan Kelleher

Signature Page to Amendment No. 3 to Fourth Amended and Restated Voting Agreement